UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 11, 2003

MISSION BROADCASTING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-62916-02	51-0388022
(State of Organization or Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

409 Lackawanna Avenue, Scranton, PA 18503

(Address of Principal Executive Offices, Including Zip Code)

(570) 961-2222

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 2.	Acquisition or Disposition of Assets.
Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

As used in Current Report on Form 8-K, unless the context indicates otherwise, “Mission” and “we,” “us,” “our,” refer to Mission Broadcasting, Inc.

Item 2.	Acquisition or Disposition of Assets.

As reported on Form 8-K filed on July 11, 2003, on December 13, 2002, Mission Broadcasting, Inc. entered into a local marketing agreement with LIN Television Corporation and two of its subsidiaries, the owners of KRBC, the NBC affiliate in Abilene-Sweetwater, Texas, and KACB, the NBC affiliate in San Angelo, Texas, pending the sale of the stations to Mission, and simultaneously entered into a purchase agreement to acquire the stations. Operations under the local marketing agreement commenced on January 1, 2003 and terminated upon the purchase of the stations. On June 13, 2003, Mission purchased substantially all of the assets of the stations for $10.0 million. Pursuant to the terms of the purchase agreement, Mission made a down payment of $1.5 million against the purchase price in December 2002 and paid the remaining $8.5 million upon the consummation of the acquisition on June 13, 2003, exclusive of transaction costs.

On June 13, 2003, Mission entered into a shared services agreement with KTAB, a Nexstar Finance, L.L.C. owned station in the Abilene-Sweetwater, Texas market, whereby KTAB provides news production, technical maintenance and security for KRBC and KACB in exchange for monthly payments by Mission.

This Form 8-K/A amends the current report on Form 8-K filed on July 11, 2003 to include Item 7(a) Financial Statements and Item 7(b) Pro Forma Financial Information.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Audited combined financial statements of KRBC and KACB as of and for the periods ended December 31, 2002 and December 31, 2001, and unaudited interim combined financial statements of KRBC and KACB as of March 31, 2003 and for the three months ended March 31, 2003 and March 31, 2002, filed as Exhibit 99.1 hereto.

(b)  Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Financial Information of Mission Broadcasting, Inc. and KRBC and KACB, filed as Exhibit 99.2 hereto.

(c)  Exhibits.

10.1	*	Asset Purchase Agreement, dated as of December 13, 2002, by and among LIN Television Corporation, TVL Broadcasting of Abilene, Inc., Abilene Broadcasting, L.L.C. and Mission Broadcasting, Inc. (Incorporated by reference to Exhibit 10.47 to Annual Report on Form 10-K (File No. 333-62916) filed by Nexstar Finance, L.L.C. and Nexstar Finance, Inc.)

99.1		Audited combined financial statements of KRBC and KACB as of and for the periods ended December 31, 2002 and December 31, 2001, and unaudited interim combined financial statements of KRBC and KACB as of March 31, 2003 and for the three months ended March 31, 2003 and March 31, 2002.

99.2		Mission Broadcasting, Inc. and Combined KRBC and KACB Unaudited Pro Forma Condensed Financial Information.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, here unto duly authorized.

Mission Broadcasting, Inc.

	By:	/s/ David S. Smith
Dated: September 5, 2003		President and Treasurer

EXHIBIT INDEX

10.1	*

Asset Purchase Agreement, dated as of December 13, 2002, by and among LIN Television Corporation, TVL Broadcasting of Abilene, Inc., Abilene Broadcasting, L.L.C. and Mission Broadcasting, Inc. (Incorporated by reference to Exhibit 10.47 to Annual Report on Form 10-K (File No. 333-62916) filed by Nexstar Finance, L.L.C. and Nexstar Finance, Inc.)

99.1

Audited combined financial statements of KRBC and KACB as of and for the periods ended December 31, 2002 and December 31, 2001, and unaudited interim combined financial statements of KRBC and KACB as of March 31, 2003 and for the three months ended March 31, 2003 and March 31, 2002.

99.2		Mission Broadcasting, Inc. and Combined KRBC and KACB Unaudited Pro Forma Condensed Financial Information.

* Previously filed.